Exhibit 10.12.8

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT #6

TO

MASTER SERVICES AND LINKING AGREEMENT

This Amendment #6 to Master Services and Linking Agreement (“Amendment”) effective August 5, 2014 (“Amendment Effective Date”) is between Synacor, Inc. (“Synacor”) and Toshiba America Information Systems, Inc. (“Client”) under which the parties hereto mutually agree to modify and amend the Master Services and Linking Agreement, dated as of July 1, 2010 (including the exhibits, schedules and amendments thereto, the “Agreement”). All terms defined herein shall be applicable solely to this Amendment. Any capitalized terms used herein, which are defined in the Agreement and not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

In consideration of the premises and mutual covenants herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

1.0	Schedule I (Premium Offerings): The existing Schedule I to the Agreement, Premium Offerings and Associated Fees, is hereby deleted in its entirety and replaced by the attached new Schedule I, Premium Offerings and Associated Fees.

2.0	Scope of Amendment: This Amendment supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among parties relating to the subject matter of this Amendment and all past dealing or industry custom. This Amendment shall be integrated in and form part of the Agreement upon execution. All terms and conditions of the Agreement shall remain unchanged except as expressly modified in this Amendment; and the terms of the Agreement, as modified by this Amendment, are hereby ratified and confirmed. Where the terms of the Agreement conflict with those of this Amendment, however, the terms of this Amendment shall control. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

SYNACOR, INC.		TOSHIBA AMERICA
INFORMATION SYSTEMS, INC.

By:	/s/ George G. Chamoun	By:	/s/ Jeff Barney
Name:	George G. Chamoun	Name:	Jeff Barney
Title:	Executive Vice President of Sales & Marketing	Title:	Vice President/General Manager

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE I

PREMIUM OFFERINGS AND ASSOCIATED FEES

The Premium Offering(s) described below are hereby made available to Client for placement on the Client Branded Portal subject to the terms and conditions of Schedule D. The content included in the Premium Offering(s) is Synacor Content as such term is defined in Schedule D to the Agreement. In the event Client elects to place any of the Premium Offering(s) on the Client Branded Portal, Synacor shall bill Client each month for an amount determined by multiplying the number of Users subscribing to the Premium Offering(s) (“Subscribers”) in a given month by the monthly fees relating to the pertinent Premium Offering(s).

1.	Premium Offerings. The following Premium Offering(s) will be made available to Client for distribution to Subscribers for the Premium Offering Fees described below:

(a)	PC System Essentials: This product provides “novice” users with an integrated suite of tools to enhance overall system performance in a single downloadable application. Designed for PC tune up and ongoing maintenance, PC System Essentials features the following tools to keep a system fully optimized:

1.	Fix up functionality
•	RegistryFixer-diagnose and repair errors in the Windows registry
•	DiskFixer-diagnose and fix disk errors
•	FileUndelete-find and recover deleted files

2.	Clean up functionality
•	RegistryCleaner-removes unnecessary registry entries
•	TemporaryFileClean and AdvancedFileClean – removes

temporary and unused files

•	Internet clean up tools-cleans internet cache, cookies, history, activeX controls and plugins

3.	Speed up functionality
•	StartupManager-optimizes system boot performance
•	HardDriveDefrag-optimizes HD performance
•	Registry Defrag-optimizes Windows registry for improved system speed

2.	Premium Offering Fees.
(a)	Monthly Fees:
1.	PC System Essentials: Client’s cost shall be $[*].
(b)	[*].

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

[*]

3.	Reporting and Payment. Synacor, or its subcontractor, shall report to Client the number of Subscribers for each Premium Offering, and [*], by no later than the third (3rd) business day after each month end commencing on the Amendment Effective Date. [*]. Synacor will collect subscription fees for the Premium Offering(s) from Subscribers and will remit payment to Client of those fees minus Monthly Fees due to Synacor for the Premium Offering(s) and any associated transaction fees. Such payments shall be made in accordance with Section 6 of the Agreement.

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.